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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2008

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                     000-23090                  52-1660951
(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                 Number)              Identification No.)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

None

Item 8.01 Other Events

Stock Repurchase

     On January 30, 2008, the Board of Directors of Carrollton Bancorp (the "Company") announced the repurchase of up to 300,000 shares of the Company's common stock, or approximately 10.5% of the Company's outstanding common shares. Repurchased shares will be available for general corporate purposes. Repurchases under the program will be made at the discretion of management based upon market conditions and other factors.

     The share repurchase program can be terminated by the Board at its discretion.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. 99.1 January 30, 2008 Stock Repurchase Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CARROLLTON BANCORP


                                              By:    /s/ Robert A. Altieri
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Date: January 30, 2008                               Name:  Robert A. Altieri
                                              Title: Chief Executive Officer and
                                                     President



                                              By:    /s/ James M. Uveges
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Date: January 30, 2008                               Name:  James M. Uveges
                                              Title: Senior Vice President and
                                                     Chief Financial Officer